UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2009

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0481737 (I.R.S. Employer Identification No.)
27 Richmond Road
Pembroke HM 08, Bermuda
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     During the first quarter of 2009, the Chief Executive Officer (the chief operating decision maker) of Allied World Assurance Company Holdings, Ltd (the “Company”) realigned the Company’s management reporting structure due to organizational changes and the growth of its direct specialty insurance operations in the United States, including the recent acquisition of Darwin Professional Underwriters, Inc., and an increasing emphasis on markets and customers served. As a result, management monitors the performance of the Company’s direct underwriting operations based on the geographic location of the Company’s offices, the markets and customers served and the type of accounts written. There were no changes to how management monitors the Company’s reinsurance underwriting operations. Accordingly, the reinsurance segment continues to be reported on its historical basis without any modifications. The Company is currently organized into three operating segments: U.S. insurance, international insurance and reinsurance. All product lines fall within these classifications.
     On July 8, 2009, the Company issued a financial supplement that contains its results of operations for each period in 2008, recast under the new segment format. The financial supplement is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     The information included in the first paragraph of Item 2.02 is incorporated herein by reference.
     The Company is also recasting the presentation of its reportable segments for all periods reported in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to conform to the Company’s new segment format. “Item 1. Business”, “Item 2. Properties”, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data”, attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, have been revised based on the Company’s 2008 year-end information to reflect only the new segment format described above and are incorporated herein by reference. Other than as required to reflect the new segment format, the information presented in Exhibits 99.2, 99.3, 99.4 and 99.5 and incorporated herein by reference does not reflect events occurring after the Company filed the 2008 Form 10-K on February 27, 2009. The information in this Current Report on Form 8-K does not in any way restate or revise the Company’s consolidated balance sheets, consolidated statements of operations and comprehensive income, consolidated statements of shareholders’ equity or consolidated statement of cash flows for the year ended December 31, 2008.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche.

99.1	New Segment Financial Supplement.

99.2	Item 1. Business, revised only to reflect the change in segment reporting.

99.3	Item 2. Properties, revised only to reflect the change in segment reporting.

99.4	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the change in segment reporting.

99.5	Item 8. Financial Statements and Supplementary Data, revised only to reflect the change in segment reporting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Dated: July 8, 2009	By:	/s/ Joan H. Dillard
		Name:	Joan H. Dillard
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche.

99.1	New Segment Financial Supplement.

99.2	Item 1. Business, revised only to reflect the change in segment reporting.

99.3	Item 2. Properties, revised only to reflect the change in segment reporting.

99.4	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the change in segment reporting.

99.5	Item 8. Financial Statements and Supplementary Data, revised only to reflect the change in segment reporting.